SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

                            December 23, 1997
                    ---------------------------------
                    (Date of earliest event reported)

                      Falcon Drilling Company, Inc.
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          (Exact name of Registrant as specified in its charter)

         Delaware                  0-26388                 76-0351754
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 (State of Incorporation)   (Commission File No.)       (IRS Employer
                                                      Identification No.)

          1900 West Loop South, Suite 1800, Houston, Texas 77027
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       (Address of principal executive offices, including zip code)

                              (713) 623-8984
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           (Registrant's telephone number, including area code)

                              Not Applicable
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      (Former name or former address, if changed since last report)




ITEM 5  OTHER EVENTS.

      On December 23, 1997, Falcon Drilling Company, Inc. and Reading & Bates Corporation issued a press release announcing the approval of the shareholders of each of the companies of the business combination, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits

      99.1 Press release issued by Falcon Drilling Company, Inc. and Reading & Bates Corporation on December 23, 1997.




                                    SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FALCON DRILLING COMPANY, INC.


                                          By: /s/ Leighton E. Moss

                                             Name:  Leighton E. Moss
                                             Title: General Counsel

Date:  December 24, 1997